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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 3, 2002



                                 USA INTERACIVE
               (Exact name of Registrant as specified in charter)



        Delaware                         0-20570                 59-2712887
(State or other jurisdiction        (Commission File           (IRS Employer
of incorporation)                        Number)             Identification No.)



                    152 West 57th Street, New York, NY 10019
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (212) 314-7300

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

         99.1 Q&A regarding securities of Vivendi Universal Entertainment LLLP ("VUE") held by the Registrant.

ITEM 9.  REGULATION FD DISCLOSURE

         On May 7, 2002, the Registrant completed the contribution of its Entertainment Group to VUE, a joint venture with Vivendi Universal, S.A. A copy of questions and answers regarding the securities of VUE received by the Registrant in the transaction, appearing in Exhibit 99.1, is furnished and not filed pursuant to Regulation FD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            USA INTERACTIVE


                                            By: /s/  Julius Genachowski
                                               ---------------------------------
                                            Name:  Julius Genachowski
                                            Title: Executive Vice President and
                                                   General Counsel

         Date: June 3, 2002




                                  EXHIBIT INDEX

 Exhibit No.                        Description

   99.1             Q&A regarding securities of VUE held by the Registrant.